Income Taxes	12 Months Ended
Dec. 31, 2016
Income Taxes
12.	Income Taxes

The Company joins with the Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group’s federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

The Internal Revenue Service (“IRS”) is currently examining the Allstate Group’s 2013 and 2014 federal income tax returns. The Allstate Group’s tax years prior to 2013 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of the Allstate Group’s tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2016, 2015 or 2014, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2016	2015
Deferred assets
Unrealized foreign currency translation adjustments	$378	$991
Accrued liabilities	41	41
Other assets	55	8

Total deferred assets	474	1,040

Deferred liabilities
Unrealized net capital gains	(98,184)	(84,963)
Difference in tax bases of investments	(77,505)	(63,767)
Life and annuity reserves	(40,491)	(36,021)
DAC	(29,807)	(29,090)
Other liabilities	(2,139)	(2,703)

Total deferred liabilities	(248,126)	(216,544)

Net deferred liability	$(247,652)	$(215,504)

Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the Company’s assessment that the deductions ultimately recognized for tax purposes will be fully utilized.

The components of income tax expense for the years ended December 31 are as follows:

($ in thousands)	2016	2015	2014
Current	$9,694	$31,062	$38,729
Deferred	18,314	9,915	30,260

Total income tax expense	$28,008	$40,977	$68,989

The Company paid income taxes of $9.6 million, $53.3 million and $21.1 million in 2016, 2015 and 2014, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

	2016	2015	2014
Statutory federal income tax rate	35.0%	35.0%	35.0%
State income taxes	1.2	1.5	0.8
Other	(0.9)	(0.7)	(0.4)

Effective income tax rate	35.3%	35.8%	35.4%